EXHIBIT 10.20

[GRAPHIC]

Private Client Group

Merill Lynch Business

Financial Services Inc.

222 North LaSalle Street

17th Floor

Chicago, IL 60601

(312) 269-1358

FAX (312) 499-3252

william_kocolowski@ml.com

Bill Kocolowski

Vice President

August 18, 2003

ThinkSpark Corporation

ThinkSpark, L.P.

4835 LBJ Freeway, Suite 900

Dallas, TX 75244

Attention: David Lai

Landry Marks Partners LP

P.O. Box 25048-1806

Dallas, Texas 75225-1048

Attention: Tom Landry

Ladies and Gentleman:

Merrill Lynch Business Financial Services, Inc. (“MLBFS”) and Landry Marks Partners LP (“Landry Marks”) each previously have or may hereafter provide financing to ThinkSpark Corporation and/or ThinkSpark, L.P, (collectively, the “ThinkSpark Entities”). The purpose of this letter is to set forth the terms of an agreement among MLBFS, Landry Marks and the ThinkSpark Entities with respect to the security interests of MLBFS and Landry Marks in certain assets of the ThinkSpark Entities. The parties hereto agree as follows:

1. The ThinkSpark Entities may grant a security interest to Landry Marks in all of the present and future accounts (collectively, the “Accounts”) of the ThinkSpark Entities to secure the indebtedness and obligations now or hereafter owing to Landry Marks by the ThinkSpark Entities, or either of them.

2. Landry Marks hereby subordinates its security interest in the Accounts (other than the Released Accounts, as defined below), to the security interest of MLBFS in the Accounts (other than the Released Accounts). As used herein, the term “Released Accounts” shall mean these Accounts in which MLBFS hereafter releases its security interest in writing.

3. Landry Marks hereby agrees (a) not to direct, instruct or demand any account debtor on the Accounts to make payment on such Accounts to Landry Marks (other than with respect to the account debtors of any Released Accounts) or attempt to collect on any such Accounts through any judicial proceedings, and (b) that if Landry Marks hereafter receives a payment directly from an account debtor on any Accounts (other than the Released Accounts) Landry Marks shall, after receipt of written notice from MLBFS that an event of default has occurred under the MLBFS credit facility with the ThinkSpark Entities (a “Default Notice”), promptly deliver any such payment to MLBFS; provided, however, until Landry Marks receives a Default Notice, Landry Marks may apply such payment pursuant to the terms of its Factoring and Security Agreement with the ThinkSpark Entities and/or forward such payment to the ThinkSpark Entities.

4. MLBFS hereby agrees (a) not to direct, instruct or demand any account debtor make payment to MLBFS (i) on the Released Accounts or (ii) unless Landry Marks has received a Default Notice and an event of default under the MLBFS credit facility is continuing, on any other Accounts which are owing by an account debtor of Released Accounts, (b) not to attempt to collect on any Released Accounts through any judicial preceedings, and (c) that if MLBFS hereafter receives a payment directly from an account debtor with respect to any Released Account, MLBFS shall promptly deliver any such payment to Landry Marks.

Nothing herein shall be construed as a commitment or agreement by either MLBFS or Landry Marks to provide or to continue to provide financing to the ThinkSpark Entities.

6. This agreement will continue in full force and effect in the event of any liquidation or dissolution of the ThinkSpark Entities (or either of them), whether partial or complete, voluntary or involuntary, by operation of law or otherwise, or in the event of any receivership, insolvency or bankruptcy preceedings, by or against ThinkSpark Entities (or either of them) under any bankruptcy or insolvency laws.

Please indicates your agreement with the terms of this letter by signing below and returning a copy of the letter to the undersigned at fax no. (312) 499-3252.

Sincerely, MERRILL LYNCH BUSINESS FINANCIAL SERVICES, INC.

By:	/s/ Bill Kocolowski

Name:	Bill Kocolowski
Title:	Vice President

Acknowledged and agreed to as of the date first set forth above:

THINKSPARK CORPORATION

By:	/s/ Molly W. MacTaggart

Name:	Molly W. MacTaggart
Title:	Vice President

THINKSPARK, L.P.

By:	ThinkSpark GP, LLC, its general partner

	By:	/s/ Molly W. MacTaggart

	Name:	Molly W. MacTaggart
	Title:	Vice President

LANDRY MARKS PARTNERS LP

By:		Landry Marks GP LLC, its general partners

	By:	/s/ Thomas Landry

	Name:	Thomas Landry
	Title:	Manager